UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
--------------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2003
------------
Argan, Inc.
     ----------------------------------------------
(Exact name of registrant as specified in its charter)

Formerly Puroflow Incorporated

Delaware
     ----------------------------------------------
(State or other jurisdiction of incorporation)

001-31756	13-1947195
---------	-----------
(Commission File Number)	(I.R.S. Employer I.D. Number)

One Church Street Suite 302 Rockville, MD	20850
-----------------------	-----
(Address of Principal Executive Offices)	(Zip Code)

(301) 315-0027
     ----------------------------------------------
(Registrant's telephone number; including area code)

ITEM 2. Acquisition or Disposition of Assets:

     On October 31, 2003, Argan, Inc. (AI) sold, in a cash transaction, its subsidiary, Puroflow Incorporated, to Western Filter Corporation (WFC). The sale price of approximately $3,500,000 was satisfied in cash of which $300,000 is being held in escrow for one year to protect WFC from any breach of representations and warranties under the Stock Purchase Agreement ( Item 10.01 below). The proceeds from the sale will be used for AI’s ongoing acquisition program and for working capital in expanding the business of Southern Maryland Cable, Inc., its wholly owned subsidiary which it acquired on July 17, 2003.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits:

(b)        Pro Forma Financial Information:

Unaudited pro forma condensed combined statements of operations for the fiscal years ended January 31, 2003 and 2002, respectively, and for the six months ended July 31, 2003 and unaudited pro forma condensed combined balance sheet as of July 31, 2003.

(c)         Exhibits:

10.01    Stock Purchase Agreement by and between Argan, Inc., a Delaware corporation, and Western Filter Corporation, a California corporation, dated as of October 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGAN, INC.

Date: November 14, 2003	BY /s/ Rainer H. Bosselmann --------------------------------
Rainer H. Bosselmann Chairman of the Board and Chief Executive Officer

The accompanying unaudited pro forma condensed combined statements of operations present the results of operations of AI as if the sale of PMD had occurred as of February 1, 2001 and the purchase of SMC had occurred on February 1, 2002. PMD is accounted for as a discontinued operation for all periods for which condensed combined proforma statements of operations are presented. The pro forma unaudited condensed combined balance sheet reflects the unaudited pro forma condensed combined financial position of AI as if the sale of PMD had occurred July 31, 2003. (See Item 2., above, for details.)

The pro forma financial data is not necessarily indicative of what the results would have been if the sale of PMD and the acquisition of SMC had occurred on the dates indicated and are not necessarily representative of the Company’s financial position or results of operations for any future period. Because SMC and the Company were not under common control prior to July 17, 2003, historical combined results may not be comparable to, or indicative of, future performance.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended January 31, 2002

	AI as		Pro Forma
Reported(A)		Adjustments	Adjusted

Net Sales	$7,236,000	($7,236,000)(1)	----------

Cost of
Goods Sold	5,137,000	(5,137,000)(1)	----------

Gross Profit	2,099,000	(2,099,000)	----------

Selling General
And
Administrative	1,728,000	(1,513,000)(1)	215,000
Operating
Income	371,000	(586,000)	(215,000)

Interest Expense	(47,000)	(47,000)(1)	----------

Other Income	2,000	(2,000)(1)	----------

Income from Cont-
inuing Operations
Before Tax	326,000	(541,000)	(215,000)

Provision for Income
Taxes	130,000	(130,000)(1)	----------

Net Income from
Continuing
Operations	196,000	(411,000)	(215,000)
Loss on disposal
of manufacturing
subsidiary	----------	(320,000)(1)	(320,000)

Loss on discontinued
operations	(155,000)	(155,000)(1)
Loss on Disposal
Of Discontinued
Operations	(560,000)	(560,000)(1)	----------

Net Income(Loss)	$ (519,000)	$ (16,000)	$ (535,000)

Earnings Per Share:
Basic - Continuing
Operations	$ .40	$ (.43)

Basic – Discontinued
Operations	(1.45)	(.65)

Total	$ (1.05)	$ (1.08)

Diluted – Continuing
Operations	$ .40	$ (.43)

Diluted – Discontinued
Operations	(1.45)	(.65)

Total	$ (1.05)	$ (1.08)

Notes to unaudited pro forma condensed combined statement of operations

(1)	To adjust for the sale of PMD as if the transaction had occurred on February 1, 2001. The net loss on disposal of the manufacturing subsidiary was calculated on a pro forma basis utilizing PMD’s July 31, 2003 net book value including estimated deal costs of $150,000 see (7) and (8) below.

(A)	Reported on Form 10-KSB for the year ended January 31, 2003 filed with the Securities and Exchange Commission on March 20, 2003.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended January 31, 2003

AI as		Proforma	SMC	Pro Forma
Reported(B)		Adjustments	Acquisition(C)	Adjusted

Net Sales	$ 6,834,000	($6,834,000)(2)	$8,808,000	$8,808,000
Cost of
Goods Sold	4,500,000	(4,500,000)(2)	6,939,000	6,939,000

Gross Profit	2,334,000	(2,334,000)	1,869,000	1,869,000

Selling General
And
Administrative	1,939,000	(1,741,000)(2)	1,646,000	1,844,000

Operating
Income	395,000	(593,000)	223,000	25,000

Interest Expense	(26,000)	(26,000)(2)	(90,000)	(90,000)
Other Income	57,000	(57,000)(2)	17,000	17,000
Write-down of Excess
and Obsolete
Inventory	(250,000)	(250,000)(2)	--------	--------

Income from Cont-
inuing Operations
Before Tax	176,000	(374 ,000)	150,000	(48,000)

Provision for Income
Taxes	31,000	(31,000)(2)	(9,000)	(9,000)

Net Income from
Continuing
Operations	145,000	(343,000)	141,000	(57,000)

Recovery of Excess
Accrual for Disposal
Of Segment	(172,000)	(172,000)	--------	--------

Net Income (Loss)	$ 317,000	($515,000)	$141,000	($57,000)

Earnings Per Share(3)
Basic - Continuing
Operations	$.29	$(.03)

Basic – Discontinued
Operations	$.35	----

Total	$.64	$(.03)

Diluted – Continuing
Operations	$.29	$(.03)

Diluted – Discontinued
Operations	$.35	----

Total	$.64	$(.03)

Notes to unaudited pro forma condensed combined statement of operations

(2)	To adjust for the sale of PMD as if it occurred on February 1, 2001.
(3)	The number of shares outstanding were increased to 1,798,000 to reflect the impact of the Company’s private placement consummated on April 29, 2003, a portion of whose proceeds were used to acquire SMC.
(B)	Reported on Form 10-KSB for the year ended January 31, 2003 filed with the Securities and Exchange Commission on March 20, 2003.

(C)

 Gives effect to the acquisition of Southern Maryland Cable, Inc. (SMC) as if the transaction had occurred on February 1, 2002. SMC was acquired on July 17, 2003. The adjustments reflecting the impact of the acquisition of SMC contained herein are the combination of the historical results of SMC and the proforma adjustments as previously reported on the Company’s Form 8-KA filed with the Securities and Exchange Commission on September 24, 2003.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Six Months Ended July 31, 2003

AI as		Pro Forma	SMC	Pro Forma
Reported (D)		Adjustments	Acquisition(E)	Adjusted

Net Sales	$4,166,000	($3,603,000)(4)	$4,277,000	$4,840,000
Cost of
Goods Sold	2,979,000	(2,515,000)(4)	3,300,000	3,764,000

Gross Profit	1,187,000	(1,088,000)	977,000	1,076,000

Selling General
And
Administrative	1,359,000	(1,128,000)(4)	806,000	1,037,000

Operating
Income (Loss)	(172,000)	40,000	171,000	39,000

Interest Expense	(12,000)	8,000(4)	(36,000)	(40,000)
Other Income	27, 000	------	16,000	43,000

Pretax (Loss)
Income	(157,000)	48,000	151,000	42,000

Provision for Income
Taxes	245,000	(245,000)(4)	145,000	145,000

Net (Loss) Income	$(402,000)	293,000	$6,000	$(103,000)

Earnings Per Share(5):
Basic and Diluted	$.(34)			$.(06)

Notes to unaudited pro forma condensed combined statement of operations

        (4)To adjust for the sale of PMD as if it had occurred on February 1, 2001.

        (5)The number of shares outstanding were increased to 1,798,000 to reflect the impact of the Company’s private placement consummated on April 29, 2003, a portion of whose proceeds were used to acquire SMC.

        (D) Reported on Form 10-QSB for the six months ended July 31, 2003 filed with the Securities and Exchange Commission on September 12, 2003

        (E) Gives effect to the acquisition of Southern Maryland Cable, Inc. (SMC) as if the transaction had occurred on February 1, 2002. SMC was acquired on July 17, 2003. The adjustments reflecting the impact of the acquisition of SMC contained herein are the combination of the historical results of SMC and the pro forma adjustments as previously reported on Form 8-KA filed with the Securities and Exchange Commission on September 24, 2003.

Unaudited Pro Forma Condensed Combined Balance Sheet As of July 31, 2003

	AI as	Pro Forma	Pro Forma
	Reported(F)	Adjustments	Adjusted

Cash and cash equivalents	$5,875,000	(79,000)(6)	$8,846,000
		3,050,000(7)
Accounts receivable, net
of allowance for doubtful
accounts of $35,000	2,444,000	(1,164,000)(6)	1,280,000
Estimated earnings in
excess of billings	226,000	------	226,000

Inventories	1,688,000	(1,688,000)(6)	------

Prepaid expenses and other
current assets	305,000	(181,000)(6)	124,000
Funds escrowed from
Acquisition and disposition	260,000	300,000(7)	560,000

Total current assets	10,798,000	238,000	11,036,000
Leasehold improvements	469,000	(317,000)(6)	152,000
Machinery and equipment	4,720,000	(3,785,000)(6)	935,000
Trucks	615,000		615,000
Tooling and dies	413,000	(413,000)(6)	------

	6,217,000	(4,515,000)	1,702,000
Less accumulated
depreciation and
amortization	3,868,000	(3,848,000)(6)	20,000

Net property and equipment	2,349,000	(667,000)	1,682,000

Contractual customer
relationships	2,655,000	------	2,655,000

Tradename	1,133,000	------	1,133,000

Goodwill	636,000	------	636,000

Total assets	$17,571,000	($429,000)	$17,142,000

Unaudited Pro Forma Condensed Combined Balance Sheet (continued)
As of July 31, 2003

	AI as	Pro Forma	Pro Forma
	Reported(F)	Adjustments	Adjusted

Accounts Payable	$1,163,000	(463,000)(6)	$700,000
Billings in excess of
estimated earnings	196,000		196,000
Accrued expenses	459,000	(141,000)(6)	318,000
Accrued income taxes	96,000		96,000
Deferred income tax
liability, net	128,000	195,000(6)	323,000

Current portion of long-term
debt	427,000	------	427,000

Total current liabilities	2,469,000	(409,000)	2,060,000

Deferred income tax liability,
net of current portion	1,535,000	312,000(6)	1,847,000
Long-term debt	531,000	(12,000)(6)	519,000

Common stock, par value
$.15 per share, authorized - .
12,000,000 shares - issued
1,804,304 shares at
July 31, 2003	270,000		270,000
Warrants outstanding	849,000		849,000
Additional paid-in capital	14,092,000		14,092,000
Accumulated deficit	(2,142,000)	(320,000)(8)	(2,462,000)
Treasury stock, at cost	(33,000)		(33,000)
Total stockholders’ equity	13,036,000	(320,000)	12,716,000

Total liabilities and
stockholders’ equity	$17,571,000	(429,000)	$17,142,000

Notes to unaudited pro forma condensed combined balance sheet

(6)	To adjust for the sale of PMD as if it had occurred on July 31, 2003.
(7)	To reflect the proceeds of the sale of PMD of $3,500,000, of which $300,000 is being held in escrow. Cash proceeds have been reduced by $150,000 in employee and legal deal related costs.
(8)	To adjust the net assets for the sale of PMD based on July 31, 2003 net book value including deal related costs in (7) above.
(F)	Reported on Form 10-QSB for the six months ended July 31, 2003 filed with the Securities and Exchange Commission on September 12, 2003.